INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
INCOME TAXES

22. INCOME TAXES

The following table presents income (loss) from continuing operations before income tax expense (benefit) by U.S. and foreign location in which such pre-tax income (loss) was earned or incurred.

Years Ended December 31, (in millions)	2011	2010	2009

U.S.	$(1,626)	$15,118	$(17,180)
Foreign	725	4,548	2,738

Total	$(901)	$19,666	$(14,442)

The following table presents the income tax expense (benefit) attributable to pre-tax income (loss) from continuing operations:

Years Ended December 31, (in millions)	2011	2010	2009

Foreign and U.S. components of actual income tax expense:
Foreign:
Current	$303	$807	$1,573
Deferred	48	270	3,636
U.S.:
Current	(208)	(163)	1,229
Deferred	(19,907)	5,822	(8,493)

Total	$(19,764)	$6,736	$(2,055)

AIG's actual income tax (benefit) expense differs from the statutory U.S. federal amount computed by applying the federal income tax rate due to the following:

	2011			2010			2009
Years Ended December 31, (dollars in millions)	Pre-Tax Income (Loss)	Tax Expense/ (Benefit)	Percent of Pre-Tax Income (Loss)	Pre-Tax Income (Loss)	Tax Expense/ (Benefit)	Percent of Pre-Tax Income (Loss)	Pre-Tax (Loss)	Tax Expense/ (Benefit)	Percent of Pre-Tax (Loss)

U.S. federal income tax at statutory rate	$2,604	$911	35.0%	$22,877	$8,007	35.0%	$(13,495)	$(4,723)	35.0%
Adjustments:
Tax exempt interest		(454)	(17.4)		(587)	(2.6)		(677)	5.0
Investment in subsidiaries and partnerships		(224)	(8.6)		(1,319)	(5.8)		(473)	3.5
Variable interest entities		(43)	(1.7)		(2)	(0.0)		435	(3.2)
Uncertain tax positions		(25)	(1.0)		(37)	(0.2)		874	(6.5)
Dividends received deduction		(52)	(2.0)		(108)	(0.5)		(117)	0.9
Effect of foreign operations		(386)	(14.8)		602	2.6		(497)	3.7
Bargain purchase gain		-	-		(116)	(0.5)		-	-
State income taxes		(87)	(3.3)		(126)	(0.6)		155	(1.2)
Other		131	5.0		184	0.8		313	(2.3)
Effect of discontinued operations		(190)	(7.3)		173	0.8		(1,827)	13.5
Effect of discontinued operations – goodwill		-	-		1,268	5.5		3	(0.0)
Valuation allowance:
Continuing operations		(18,307)	NM		1,361	6.0		2,986	(22.1)
Discontinued operations		-	-		1,292	5.7		(221)	1.6

Consolidated total amounts	2,604	(18,726)	NM	22,877	10,592	46.3	(13,495)	(3,769)	27.9
Amounts attributable to discontinued operations	3,505	1,038	29.6	3,211	3,856	120.1	947	(1,714)	(180.9)

Amounts attributable to continuing operations	$(901)	$(19,764)	NM %	$19,666	$6,736	34.3%	$(14,442)	$(2,055)	14.2%

    For the year ended December 31, 2011, the effective tax rate on pre-tax loss from continuing operations was not meaningful, due to the significant effect of releasing approximately $18.4 billion of the deferred tax asset valuation allowance. Other less significant factors that contributed to the difference from the statutory rate included tax benefits of $454 million associated with tax exempt interest income, $386 million associated with the effect of foreign operations, and $224 million associated with AIG's investment in subsidiaries and partnerships

    For the year ended December 31, 2010, the effective tax rate on pre-tax income from continuing operations was 34.3 percent. The effective tax rate for the year ended December 31, 2010, attributable to continuing operations differs from the statutory rate primarily due to tax benefits of $1.3 billion associated with AIG's investment in subsidiaries and partnerships, principally the AIA SPV which is treated as a partnership for U.S. tax purposes, and $587 million associated with tax exempt interest, partially offset by an increase in the valuation allowance attributable to continuing operations of $1.4 billion.

    For the year ended December 31, 2009, the effective tax rate on pre-tax loss from continuing operations was 14.2 percent. The effective tax rate on the pre-tax loss from continuing operations for the year ended December 31, 2009, differs from the statutory rate primarily due to increases in the valuation allowance of $3.0 billion and reserve for uncertain tax positions of $874 million, partially offset by tax exempt interest of $677 million and the change in investment in subsidiaries and partnerships of $473 million which was principally related to changes in the estimated U.S. tax liability with respect to the potential sales of subsidiaries.

The following table presents the components of the net deferred tax assets (liabilities):

December 31, (in millions)	2011	2010

Deferred tax assets:
Losses and tax credit carryforwards	$28,223	$25,195
Unrealized loss on investments	2,436	3,223
Accruals not currently deductible, and other	6,431	3,036
Investments in foreign subsidiaries and joint ventures	1,432	2,207
Loss reserve discount	1,260	1,264
Loan loss and other reserves	877	1,093
Unearned premium reserve reduction	1,696	825
Employee benefits	1,217	1,034

Total deferred tax assets	43,572	37,877

Deferred tax liabilities:
Adjustment to life policy reserves	(1,978)	(458)
Deferred policy acquisition costs	(3,340)	(2,594)
Flight equipment, fixed assets and intangible assets	(4,530)	(4,753)
Unrealized gains related to available for sale debt securities	(4,010)	(3,317)
Other	(378)	(466)

Total deferred tax liabilities	(14,236)	(11,588)

Net deferred tax assets before valuation allowance	29,336	26,289
Valuation allowance	(11,047)	(27,548)

Net deferred tax assets (liabilities)	$18,289	$(1,259)

The following table presents AIG's U.S. consolidated income tax group tax losses and credits carryforwards as of December 31, 2011 on a tax return basis.

December 31, 2011 (in millions)	Gross	Tax Effected	Expiration Periods

Net operating loss carryforwards	$45,273	$15,846	2028 - 2031
Capital loss carryforwards – Life	21,213	7,425	2013 - 2014
Capital loss carryforwards – Non-Life	88	30	2014 - 2015
Foreign tax credit carryforwards	-	4,609	2016 - 2021
Other carryforwards and other	-	496	Various

Total AIG U.S. consolidated income tax group tax losses and credits carryforwards		$28,406

ASSESSMENT OF DEFERRED TAX ASSET VALUATION ALLOWANCE

    The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires AIG to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

    AIG's framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and AIG's emergence from cumulative losses in recent years. The framework requires AIG to consider all available evidence, including:

  •
  the nature, frequency, and severity of cumulative financial reporting losses in recent years;

  •
  the sustainability of recent operating profitability of AIG's subsidiaries in various tax jurisdictions;

  •
  the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

  •
  the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and,

  •
  prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

    During 2011, AIG experienced significant favorable developments, including the completion of the Recapitalization in January 2011, the wind-down of AIGFP's portfolios, the sale of certain businesses, emergence from cumulative losses in recent years and a return to sustainable operating profits within its primary operations. During 2011, AIG's level of profitability, excluding the $3.3 billion loss on extinguishment of debt in January confirmed its return to sustainable operating profit for the full year. This, together with the emergence from cumulative losses in recent years and projections of sufficient future taxable income, represent significant positive evidence. As of December 31, 2011, the cumulative positive evidence outweighed the historical negative evidence regarding the likelihood that the deferred tax asset for AIG's U.S. consolidated income tax group (other than the life-insurance-business capital loss carryforwards) will be realized. This assessment was evidenced by AIG meeting all of the criteria in its framework, resulting in its conclusion that $18.4 billion of the deferred tax asset valuation allowance for AIG's U.S. consolidated income tax group should be released in 2011. The life-insurance-business capital loss carryforwards may be realized in the future if and when either capital gains are realized or when prudent and feasible tax planning strategies are identified that result in an assessment that the life-insurance-business capital loss carryforwards will be realized on a more-likely-than-not basis prior to their expiration.

The following table presents the net deferred tax assets (liabilities) for December 31, 2011, and December 31, 2010, respectively, on a U.S. GAAP basis:

	December 31,
(in millions)	2011	2010

Net U.S. consolidated return group deferred tax assets	$29,442	$28,423
Net deferred tax assets (liabilities) in Other comprehensive income	(3,041)	(2,975)
Valuation allowance	(7,240)	(25,626)

Subtotal	19,161	(178)

Net foreign, state & local deferred tax assets*	2,935	2,132
Valuation allowance	(3,807)	(3,213)

Subtotal	(872)	(1,081)

Total AIG net deferred tax assets (liabilities)	$18,289	$(1,259)

*
Amount includes deferred tax liabilities for certain jurisdictions which are not available to offset deferred tax assets from other jurisdictions.

DEFERRED TAX ASSET VALUATION ALLOWANCE OF U.S. CONSOLIDATED INCOME TAX GROUP

    At December 31, 2011, and December 31, 2010, AIG's U.S. consolidated income tax group had net deferred tax assets (liabilities) after valuation allowance of $19.2 billion and $(178) million, respectively. At December 31, 2011, and December 31, 2010, AIG's U.S. consolidated income tax group had valuation allowances of $7.2 billion and $25.6 billion, respectively.

    For the year ended December 31, 2011, the decrease in the U.S. consolidated income tax group deferred tax asset valuation allowance was $18.4 billion. The entire decrease in valuation allowance was allocated to continuing operations. The amount allocated to continuing operations also included the decrease in the valuation allowance attributable to the anticipated inclusion of the ALICO SPV within the 2011 U.S. consolidated federal income tax return.

DEFERRED TAX LIABILITY – FOREIGN, STATE AND LOCAL

    At December 31, 2011 and December 31, 2010, AIG had net deferred tax liabilities of $872 million and $1.1 billion, respectively, related to foreign subsidiaries, state and local tax jurisdictions, and certain domestic subsidiaries that file separate tax returns.

    At December 31, 2011 and December 31, 2010, AIG had deferred tax asset valuation allowances of $3.8 billion and $3.2 billion, respectively, related to foreign subsidiaries, state and local tax jurisdictions, and certain domestic subsidiaries that file separate tax returns. AIG maintained these valuation allowances following its conclusion that it could not demonstrate that it was more likely than not that the related deferred tax assets will be realized. This was primarily due to factors such as cumulative losses in recent years and the inability to demonstrate profits within the specific jurisdictions over the relevant carryforward periods.

TAX EXAMINATIONS AND LITIGATION

    AIG and its eligible U.S. subsidiaries file a consolidated U.S. federal income tax return. Several U.S. subsidiaries included in the consolidated financial statements previously filed separate U.S. federal income tax returns and were not part of the AIG U.S. consolidated income tax group. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable U.S. and foreign law.

    The statute of limitations for all tax years prior to 2000 has expired for AIG's consolidated federal income tax return. AIG is currently under examination for the tax years 2000 through 2006.

    On March 20, 2008, AIG received a Statutory Notice of Deficiency (Notice) from the IRS for years 1997 to 1999. The Notice asserted that AIG owes additional taxes and penalties for these years primarily due to the disallowance of foreign tax credits associated with cross-border financing transactions. The transactions that are the subject of the Notice extend beyond the period covered by the Notice, and the IRS is challenging the later periods. It is also possible that the IRS will consider other transactions to be similar to these transactions. AIG has paid the assessed tax plus interest and penalties for 1997 to 1999. On February 26, 2009, AIG filed a complaint in the United States District Court for the Southern District of New York seeking a refund of approximately $306 million in taxes, interest and penalties paid with respect to its 1997 taxable year. AIG alleges that the IRS improperly disallowed foreign tax credits and that AIG's taxable income should be reduced as a result of AIG's 2005 restatement of its consolidated financial statements.

    On March 29, 2011, the U.S. District Court, Southern District of New York, ruled on a motion for partial summary judgment that AIG filed on July 30, 2010 related to the disallowance of foreign tax credits associated with cross border financing transactions. The court denied AIG's motion with leave to renew following the completion of discovery regarding certain transactions referred to in AIG's motion, which AIG believes may be significant to the outcome of the action.

    AIG also filed an administrative refund claim on September 9, 2010 for its 1998 and 1999 tax years. AIG will vigorously defend its position, and continues to believe that it has adequate reserves for any liability that could result from the IRS actions.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

The following table presents a rollforward of the beginning and ending balances of the total amounts of gross unrecognized tax benefits:

Years Ended December 31, (in millions)	2011	2010	2009

Gross unrecognized tax benefits, beginning of year	$5,296	$4,843	$3,368
Increases in tax positions for prior years	239	888	1,628
Decreases in tax positions for prior years	(1,046)	(470)	(132)
Increases in tax positions for current year	48	49	142
Lapse in statute of limitations	(7)	(6)	(47)
Settlements	(259)	(12)	(9)
Activity of discontinued operations	8	-	(46)
Less: Unrecognized tax benefits of held for sale entities	-	4	(61)

Gross unrecognized tax benefits, end of year	$4,279	$5,296	$4,843

    At December 31, 2011, 2010 and 2009, AIG's unrecognized tax benefits related to tax positions that if recognized would not affect the effective tax rate as they relate to such factors as the timing, rather than the permissibility, of the deduction were $0.7 billion, $1.7 billion and $1.4 billion, respectively. Accordingly, at December 31, 2011, 2010 and 2009, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $3.5 billion, $3.6 billion and $3.4 billion, respectively.

    The decrease in the gross unrecognized tax benefits for 2011 was primarily related to tax positions that did not affect the effective tax rate because they relate to timing.

    Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2011 and 2010, AIG had accrued liabilities of $744 million and $952 million, respectively, for the payment of interest (net of the federal benefit) and penalties. For the years ended December 31, 2011, 2010 and 2009, AIG accrued expense (benefits) of $(170) million, $152 million and $393 million, respectively, for the payment of interest (net of the federal benefit) and penalties.

    AIG regularly evaluates adjustments proposed by taxing authorities. At December 31, 2011, such proposed adjustments would not have resulted in a material change to AIG's consolidated financial condition, although it is possible that the effect could be material to AIG's consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next 12 months, based on the information currently available, AIG does not expect any change to be material to AIG's consolidated financial condition.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

At December 31, 2011	Open Tax Years

Major Tax Jurisdiction
United States	2000 - 2010
France	2008 - 2010
Hong Kong	2004 - 2009
Japan	2006 - 2010
Korea	2009
Malaysia	2002 - 2010
Taiwan	2007 - 2010
Thailand	2006 - 2010
United Kingdom	2008 - 2009